SHAREHOLDER REPORT                                     [Graphics:  USGI Logo]
Published for the fund shareholders of U.S. Global Investors    2nd Quarter 1998

WE CANNOT
CONTROL THE
DIRECTION OF
THE WIND...

                                                               Asset Allocation:
                                                           Balancing a Portfolio
[Graphics:  Background picture of sailboats]         with U.S. Global Investors'
                                                                 Family of Funds

                                                                   Fund Feature:
                                                                 U.S. Government
                                                         Securities Savings Fund





FREE IRA!                                                        Expert Insight:
find out how on page 7                                       Art Bonnel on stock
                                                              picking strategies


--cover page--

                               SHAREHOLDER REPORT

TABLE OF CONTENTS

Message from
the President              p.2

Fund Focus:
U.S. Government
Security Savings           p.4

Fund Notes                 p.6

Shareholder
Services                   p.10

Expert Insight:
Art Bonnel                 p.12


The Shareholder Report is published
four times a year by U.S. Global
Investors as a service to shareholders of our funds. Please send any comments, suggestions or questions to:

Editor, Shareholder Report
U.S. Global Investors
P.O. Box 781234
San Antonio, TX 78278-1234

William Chaffey, Editor
Mark Talbot-Kelly, Creative Director
Contributors: Robin Ewing, Christina
Frances, Lisa Minkley

--------------------------------------------------------------------------------

But We Can Control
    The Direction of
        the Sailboat...

Dear Shareholder,
        Similarly, we cannot control the stock market, but we can control how we navigate through it.Asset allocation is an integral component to any "seaworthy" investment strategy.

        Mark Twain once wrote, "Put all your eggs in one basket and --WATCH THAT BASKET!" Twain was a great humorist, but not much of an investor. Despite great commercial success in his day, failed business ventures left Twain virtually penniless in his old age. Twain set out on a round-the-world speaking tour in his late sixties just so he could pay his bills. If only he had practiced a strategy of asset allocation, he might have been able to retire.


Indexed Returns
- S&P 500         120%
- S&P 400         116%
- S&P 100         112%
- Dow Jones 30     96%
- Russell 2000     61%

[Graph prepared from data in table below.]

Jun 95   0.00%    0.00%    0.00%    0.00%   0.00%
Jul 95   0.25%    3.43%    -0.74%   3.34%   5.67%
Aug 95   4.48%    2.54%    3.97%    1.20%   7.64%
Sep 95   4.11%    6.24%    3.93%    5.11%   9.43%
Oct 95   8.68%    6.03%    7.94%    4.38%   4.45%
Nov 95   10.77%   10.49%   9.55%    11.38%  8.80%
Dec 95   14.54%   12.16%   14.05%   12.31%  11.40%
Jan 96   15.60%   16.04%   15.38%   18.42%  11.19%
Feb 96   16.72%   17.52%   16.33%   20.40%  14.56%
Mar 96   18.44%   19.01%   17.88%   22.63%  16.62%
Apr 96   21.49%   21.59%   20.79%   22.23%  22.79%
May 96   21.96%   25.12%   21.07%   23.86%  27.58%
Jun 96   16.57%   25.02%   15.24%   24.11%  22.20%
Jul 96   19.03%   19.21%   17.72%   21.35%  11.41%
Aug 96   25.73%   21.39%   23.72%   23.27%  17.72%
Sep 96   29.19%   28.31%   27.27%   29.11%  22.13%
Oct 96   38.96%   30.71%   37.12%   32.34%  20.08%
Nov 96   36.21%   40.42%   34.62%   43.14%  24.85%
Dec 96   44.72%   37.99%   44.30%   41.53%  27.85%
Jan 97   45.85%   46.61%   43.70%   49.54%  30.26%
Feb 97   39.86%   46.96%   37.84%   50.96%  26.94%
Mar 97   48.21%   41.65%   46.90%   44.50%  20.78%
Apr 97   57.23%   50.41%   54.57%   53.84%  20.93%
May 97   64.27%   59.84%   61.01%   60.91%  34.25%
Jun 97   77.34%   66.84%   73.86%   68.41%  39.75%
Jul 97   67.41%   79.21%   62.47%   80.47%  46.13%
Aug 97   76.58%   69.60%   70.86%   67.30%  49.29%
Sep 97   68.64%   78.02%   63.31%   74.39%  60.00%
Oct 97   77.87%   72.31%   71.68%   63.34%  52.76%
Nov 97   81.72%   80.38%   71.99%   71.71%  51.58%
Dec 97   84.63%   81.80%   75.30%   73.57%  54.08%
Jan 98   96.77%   85.96%   87.69%   73.54%  51.62%
Feb 98   105.45%  98.84%   97.78%   87.57%  62.83%
Mar 98   105.84%  108.55%  100.61%  93.14%  69.47%
Apr 98   106.75%  110.90%  97.83%   98.93%  70.25%
May 98   114.68%  107.46%  107.37%  95.34%  60.99%
Jun 98   120.06%  115.97%  111.60%  96.48%  61.26%

While market averages like the S&P 500 and the Dow are up, the performance of these weighted indexes is exaggerated by the gains of large-cap stocks.
                                                                Source: Micropal


         Asset allocation is a time-tested investment approach that diversifies a portfolio across key asset classes, such as stocks, bonds and cash. By not putting all of your eggs in one basket, you take advantage of a basic principle of diversification: Asset classes tend to respond differently to the same market conditions. When one asset class is rising, another may be falling, and vice versa. By combining asset classes that don't typically move in tandem, you may lower the overall volatility of your portfolio and improve returns. Investors should review their asset allocation strategy at least once a year to bring it in line with their current needs, and rebalance their portfolio based on long-term market developments.

         Historically, stocks have provided the best opportunity for growth because they represent ownership in a company. If the company does well, the stock price generally goes up. However, stocks can be more volatile in the short term. Bonds offer a steady, fixed income at generally lower rates of return. Short-term investments, like money market instruments in the U.S. Government Securities Savings Fund, provide instant liquidity which may be needed to prevent selling at a loss if the market is down. Do not overlook the need for liquidity when investing.

         Your asset allocation strategy will depend on your age, attitudes toward risk, and specific financial goals. While emerging markets have retreated considerably in the past six months, global diversification remains an important option for investors looking to reduce


--2--

                               SHAREHOLDER REPORT

overall volatility in their portfolio: the correlation between the Standard and Poor's 500 stock index and most foreign market indices remains low.

         The U.S. stock market has been on an astounding bull run. The Dow Jones Industrial average reached a record close of 9211 on May 13th before retreating in the wake of projected earnings slowdowns due to declining demand in Asia. While the record numbers are certainly cause for celebration among investors, they obscure some interesting statistics. Since January 1, the S&P 500 index has risen 16.8%. If we look at only the large-cap issues, as measured by the S&P 100 index, we see that the numbers are even better, with a 20.57% return since the beginning of the year. Small and mid-cap issues, as measured by the S&P 400 index, have seen comparatively modest returns of 8.62% in the same period. And small-cap stocks, as measured by the Russell 2000 index, have returned only 5.27%. According to a recent study by Salomon Smith Barney, the average NASDAQ stock has fallen 30%. Further, more than 10% of the stocks in the S&P 500 index are down 30% or more, and more than half have fallen at least 10%. Yet the index is up! Clearly large-cap gains have distorted the overall picture.


         The bottom line is, be diversified and use the ABC Investment Plan(R)to buy those funds which have declined, and take profits in those sectors which may be overvalued.

         American blue chips remain popular with investors in the wake of emerging market uncertainties, mainly a result of investors' fears over Asia. This is a great reason to be diversified among funds like the All American and China Region Opportunity Fund.

[Graphics:  Picture of Frank E. Holmes, Chairman & CEO of US Global Investors]

         Last month I attended the annual Financial Times Gold Conference in Barcelona, Spain, to meet with industry experts. Gold remains below $300, but events suggest we have made the bottom and may be headed for a turnaround. The ten-for-one reverse stock split in Gold Shares took place on 7/1/98. This split should allow the Fund to more accurately reflect daily movements in gold prices. Gil Atzmon rejoined U.S. Global Investors and assumed leadership of the team which manages the World Gold and Gold Shares Funds. He has extensive experience in the financing of junior mining companies and mining projects, and will be instrumental in successfully navigating this changing gold market. Look to the Gold Shares Fund Note for more details.

         I expect emerging markets will recover in the long term. Valuations are unusually low and now may be a good time to add to your holdings in emerging markets. Remember to diversify your portfolio. At U.S.Global Investors we stress the need to allocate your money wisely. Look to us for asset diversification in global markets, sector funds, tax-free bonds, American blue chips, growth stocks and money market instruments. And use our innovative ABC Investment Plan(R) to add to your portfolio over time.

         Remember, each of the U.S. Global Family of funds described in this shareholder report has its own unique personality. And each should be considered when building your portfolio.If you have any questions or need more information, don't hesitate to call us at 1-800-US-FUNDS.

Sincerely,


/s/ Frank Holmes

Frank Holmes

--------------------------------------------------------------------------------

FUND UPDATE:

                              [Graphics: 5 Stars]

                                The All American
                                  Equity Fund,
                             featured in our winter
                              shareholder report,
                              received five stars
                              from Morningstar for
                               3-year performance
                                   (6/30/98)

                              [Graphics: 5 Stars]

                             The Near-Term Tax Free
                            Fund received five stars
                          from Morningstar for 5-year
                             performance (6/30/98)

                              [Graphics: 4 Stars]

                               The Tax Free Fund
                            received four stars from
                          Morningstar for 5-year per-
                               formance (6/30/98)
                           For a list of your Fund's
                             top ten holdings, call
                                1-800-US-FUNDS.

         Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' one-, three-, five- and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns. The one-year ranking is calculated using the same methodology but is not a component o the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5%, and one star in the bottom 10%. Morningstar awarded the All American Equity Fund five, four, and two stars out of 2454,1462 and 707 funds for the 3-year, 5- year, and 10-year periods ended 6/30/98, respectively. Morningstar awarded the Near-Term Tax Free Fund four and five stars out of 1549 and 860 funds for the 3-year and 5-year periods ended 6/30/98, respectively. Morningstar awarded the Tax Free Fund four, four and two stars out of 1549, 860, and 349 funds for the 3-year, 5-year, and 10-year periods ended 6/30/98, respectively.

         For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

         The Advisor for the Tax Free Fund, Near-Term Tax Free Fund, and the All American Equity Fund guaranteed total fund operating expenses (as a percentage of net assets) will not exceed .70%, .70% and 1.0%, respectively, until 6/30/99. The Advisor for the aforementioned Funds subsidized certain Fund expenses, enhancing the yield (or total return) by approximately .78%, 1.23%, and .82%, respectively.

         Regarding the Tax Free Fund and Near-Term Tax Free Fund, some income may be subject to state, federal or AMT taxes for certain investors.


--3--

                               SHAREHOLDER REPORT


[Graphics:  Picture of Creston King]

CRESTON KING, CFA,
manages the fixed-income and money
market funds at U.S. Global Investors. A municipal bond specialist, he worked in brokerage, investment banking and retail sales before joining the company in 1993.

CONSIDER OPENING AN
EDUCATION IRA FOR THE
SPECIAL GRANDCHILD IN
YOUR LIFE. THESE INVEST-
MENTS  MAKE GREAT
BIRTHDAY  GIFTS THAT
SHOW YOU REALLY CARE.
OUR INVESTOR REPRESEN-
TATIVES CAN SHOW YOU
HOW.

HOW MUCH DO YOU
PAY FOR CHECKWRITING
PRIVILEGES?

Average fees paid
on basic checking
account      $19.24
                                   [Graphics:  Picture of burning money]
Checking fees on
U.S. Treasury Securities
Cash Fund        FREE

Source: U.S. Public Interest
Research Group 1997

--------------------------------------------------------------------------------

FUND
   FOCUS

U.S. GOVERNMENT SECURITIES SAVINGS FUND

Q: WHY DO YOU RECOMMEND A MONEY MARKET FUND TO INVESTORS?
         Liquidity is an essential component of any investment plan. Situations arise where we need to get at our money in a hurry. If an investor is illiquid, and has to cash in stocks during a down period to raise money, they've lost out on potential returns on those stocks. Also it's a good idea to have some of your assets in cash and cash equivalents. Money market funds, like the U.S Government Securities Savings Fund, are tailor-made for the cash and cash-equivalent portion of your asset allocation plan, providing comparative safety of principal, liquidity, and a good rate of return.

TAX-EQUIVALENT YIELDS FOR SELECTED AREAS
The U.S. Government Securities Savings Fund earned: (as of 6/30/98)


                                      5.35% (Effective)          5.22% (Current)
City/State Highest
Marginal Tax Rate:                    Your state tax equivalent yield would be

Massachusetts  12.00%                 5.85%                      5.71%
New York - City & State  11.31%       5.82%                      5.68%
California  8.00%                     5.67%                      5.54%
New York State  6.85%                 5.63%                      5.49%

The above tax  rates are applicable only  to the 28% Federal tax bracket.   Your
rate may vary depending on your state laws and personal income levels.  The Fund
is not subject to Florida's intangible personal property tax.   For an exact tax
equivalent yield,  consult  your tax advisor.  Suggested  Portfolio  Allocation:
15-50%



Q: WHAT ADVANTAGE DOES THE U.S. GOVERNMENT SECURITIES SAVINGS FUND HAVE OVER
   OTHER MONEY MARKET FUNDS?
         One of the important benefits of investing in the Fund is that we endeavor to keep the income from the Fund tax exempt at the state and local level. As a result, our shareholders in those states with income tax realize a higher after-tax yield than that found in most other money markets. For instance, an investor in New York City who is in the 28% federal income tax bracket would have to earn 5.82% or better to beat the current return on the U.S. Government Securities Savings Fund (as of 6/30/98)

Q: THE FUND HAS BEEN RANKED IN THE TOP TEN PERFORMING GOVERNMENT MONEY MARKET
   FUNDS EVERY YEAR FOR THE PAST SEVEN YEARS.
         I am proud to say that the Fund has a history of superior performance. Since I have been managing the Fund, strong performance has been my primary goal. I'm a bit obsessive about it--the first thing I check in the morning is the Fund's ranking. I think the main advantage the Fund has is our ability to buy money market instruments at low prices. My background in investment banking and trading gives me an edge over most of my competitors, in that I never say yes to the offered price.

Q: WHAT DOES THE FUND INVEST IN?
         The Fund invests in U.S. Treasury securities and agency securities. The three main agency securities we buy are issued by the Federal Farm Credit Bank, the Federal

--4--

                               SHAREHOLDER REPORT

Home Loan Bank and the Student Loan Marketing Association. All of these agencies were created by the government to help our nation financially. The securities of these issuers are tax exempt at the state and local level. The Federal Home Loan Bank was created in 1932 to supply credit reserves to mortgage lenders. The Federal Farm Credi Bank was created in 1971 to provide credit services to farmers. The Student Loan Marketing Association was created in 1972 to provide loans for higher education. It's amazing to think that a money market investment can result in benefits for so many people across the country. Investing in the U.S. Government Securities Savings Fund buys securities which helps pay for education, puts people in houses, and funds the "bread basket of America".

Q: COMMENT ON WHERE YOU THINK THIS ECONOMY IS HEADED?
         This year so far has been quite interesting because the market has had a hard time deciding which way interest rates will go next. In the first quarter, people were concerned with an economy that was too strong and expected an imminent Federal Reserve Board interest rate increase. Yet as we finish the second quarter, those same people are speculating about an interest rate decrease. The real answer is no one is sure. We don't know how much of an impact Asia will have on our economy, but for now it has certainly halted any Federal Reserve action to raise short-term interest rates. Asia's recession could be longer and deeper than most analysts would care to admit. We could be looking at a two to three year problem. This means that we do have the possibility of lower rates in the future, although I do not expect to see any changes for the rest of this year. Longer term, the economy will remain on a moderate growth, low inflation track. We will see more mergers and more layoffs, but prices will remain stable. Stocks will continue to do well but with increased volatility, while bonds should offer good returns from both income and capital appreciation.

Q: EXPLAIN HOW SMALL BUSINESSES CAN BENEFIT FROM THE U.S. TREASURY SECURITIES CASH FUND.


U.S. TREASURY
SECURITIES CASH
FUND (AS OF 6/30/98)

7 day effective yield:              4.45%
7 day current yield:                4.35%



          I think that any investor who currently has an investment in the U.S. Government Securities Savings Fund should consider adding an account in the U.S. Treasury Securities Cash Fund. The U.S. Treasury Securities Cash Fund is also ideal for small business owners. Most business checking accounts pay very little or no interest on the balance. Compare that with the yields on the U.S. Treasury Securities Cash Fund. The Treasury Cash Fund offers investors and business owners free unlimited checkwriting, and a Visa checkcard. Used together, the U.S. Government Securities Savings Fund and the U.S. Treasury Securities Cash Fund constitute a virtual checking and savings account. My wife and I use both funds in lieu of a commercial bank. We put most of our cash in the Government Fund and transfer over funds to cover our checkwriting in the Treasury Cash Fund. We are very excited about the addition of the check card because we can pay for many items without writing checks.

--------------------------------------------------------------------------------

Like all mutual funds, shares of the U.S. Government Securities Savings and U.S. Treasury Securities Cash Funds are not insured nor guaranteed by the U.S. Government or its agencies. The Funds endeavor to maintain a stable net asset value of $1.00 per share, but there can be no assurance that they will be able to do so. Fund shares are not insured by the FDIC. The Advisor for the U.S. Government Securities Savings Fund, guaranteed total fund operating expenses (as a percentage of net assets) will not exceed .40%, until 6/30/99. The Advisor for the aforementioned Funds subsidized certain Fund expenses, enhancing the yield (or total return) by approximately .31%.

--------------------------------------------------------------------------------

TIPS FOR CALLING AN INVESTOR REPRESENTATIVE:

We understand how frustrating it can be to have to hold for an Investor Repre-sentative. Market fluctuations and the new bank change have resulted in an enormous volume of telephone calls. The following is a list of tips to help make your hold time minimal:

1. Take advantage of our automated system. Did you know you can check account balances and recent transactions, and conduct automated exchanges with your touch-tone telephone? Just have your account number and personal identification number(the last four digits of the social security number on your account)ready.

2. Avoid peak trading time. Our heaviest call volume occurs between 1-2 pm Central Time, shortly before the gold market closes. We have representatives available from 7:30am to 7pm, Monday through Friday. Calling before or after trading hours may help expedite your call. If you are calling after 7pm, we have a 24 hour message service.

3. Have your account number and social security number ready when you call. This will help us to serve you more quickly.

INVESTMENT IDEA
Did you know you can reinvest your dividends in any U.S. Global Fund? Ask an Investor Representative how!


--5--

                               SHAREHOLDER REPORT

GLOBAL I.Q. QUIZ

1 In 1626 Dutch trader Peter Minuit purchased the island of Manhattan from the local Indians for the equivalent of $24 in beads and trinkets. What would that $24 be worth today if it had been invested in a money market with a return of 5% a year?

2   What is so important about the federal funds rate?

3   Where does the name of the Japanese currency, "yen" come from, and what does it mean?

4   Where does the term "blue chip" stock come from?

5   What is program trading?

6   On a typical day,  a floor trader on  the New York  Stock Exchange  walks or runs an average of how many miles to place trades?

7   Where did paper money originate?


THE BEAR MARKET IN COMMODITIES: ONE YEAR DECLINES AS OF 6/30/98.

         Nickel            -35%
         Copper            -34%
         Zinc              -28%
         Oil               -26%
         Lead              -14%
         Gold              - 7%

The consumer price index remains flat.                         Source: Bloomberg

--------------------------------------------------------------------------------

FUND
   NOTES
       as of 6/30/98


WORLD GOLD FUND

1 Year            -37.44%
5 Year            -6.21%
10 Year           -2.68%
Inception Date    11/27/85
Suggested
Portfolio Allocation: 5-10%



GOLD SHARES FUND

1 Year            -58.71%
5 Year            -29.32%
10 Year           -17.72%
Inception Date    7/1/74
Suggested
Portfolio Allocation: 5-10%

         Gil Atzmon recently took over leadership of the portfolio team which manages the World Gold and Gold Shares Funds. Mr. Atzmon joined U.S. Global Investors after several years as a mining executive, and has extensive experience in the financing of junior mining companies and mining projects. He holds a Bachelor's Degree in Geology and Geography from Columbia University, and a Master's Degree in Energy and Mineral Resources from the University of Texas at Austin. During the quarter, the World Gold Council revealed figures highlighting the continued strong demand fundamentals of the gold market. At the 21st Financial Times Gold Conference in Barcelona, investors upgraded their assessment of the gold market from bearish to neutral. Gold prices reached a five-month high of approximately $312 per ounce in April. Belgium's sale of 299 tons of gold, announced in March, had the market speculating that perhaps we had seen the last of Europe's official gold sales. However, the following month gold trailed down to the $290 level where it has hovered since. The biggest influence in the gold market over the quarter was the negative sentiment caused by uncertainty over the proposed gold reserve holdings of the European Central Bank. Estimates for such holdings ranged from 5-30%. At the end of the quarter the announcement of a 15% gold reserve for the Euro neither buoyed nor disappointed market expectations.

         In the South African and Australian markets, major gold producers received a windfall in the form of weaker currencies relative to the dollar. As their revenues are in dollars and their costs are in local currency, operating margins have effectively increased for these firms. This has prompted the restructuring of hedge positions which is one of the depressors of the current gold price (as producers hedge at higher prices), effectively capping gold at around $295. The devaluation of the rand has thus hurt gold's performance.

         This quarter also saw the consolidation of the major South African gold producers. Although there are still adjustments to make, this should improve the transparency of financial reporting for investors.

GLOBAL RESOURCES FUND

1 Year            -29.87%
5 Year            0.90%
10 Year           1.09%
Inception Date    8/3/83
Suggested
Portfolio Allocation: 3-5%

         In April both oil and gold prices seemed to be on the road to recovery. To shore up oil prices, Saudi Arabia, Mexico and Venezuela announced production cuts of up to 1.25 million barrels a day. Despite the positive start to the quarter, the natural resources sector again suffered from over-supply due to the lingering effects of an unusually warm winter and the declining demand in Asia. While natural gas prices remained strong, excess inventories in the U.S. and weak Asian demand have led most analysts to conclude that oil prices may languish for another six months. Saudi Arabia, Venezuela and Mexico announced another round of production cuts in early June, totaling 450,000 barrels per day. Oil prices jumped fifty cents on the barrel but later pulled back. On June 24th OPEC nations met again to announce more cuts in production. This action should have a positive effect on prices though it may take some time to work through the system. Commodity prices,


--6--

                               SHAREHOLDER REPORT


including base and precious metals (with the exception of palladium), retreated across the board over the quarter.

BONNEL GROWTH FUND

1 Year            22.20%
Inception         26.58%
Inception Date    10/17/94
Suggested
Portfolio Allocation:   20-40%

         While U.S. markets have seen significant volatility, the trend has been upward. Asia's economic problems have and will continue to affect corporate earnings. The NASDAQ composite corrected approximately 10% from April to mid-June, but has since risen to near- record highs. Surprisingly, while earnings have remained basically flat, stock values have risen. Sales have slowed, but many companies have increased cash flow and profit margins. The situation in Asia is positive for U.S. markets because the Asian slowdown has held down inflationary pressures in our economy, and brought tremendous inflows into American stocks. Large- caps have been the primary beneficiaries of these inflows, although mid- caps have also benefited. The U.S. dollar has remained strong over the quarter. The retail sector has done quite well with consumer confidence high. Technology stocks also fared better than predicted. Longer term, the flat or declining earnings for the first and second quarters of this year mean earnings comparisons next year should be positive. The Fund likes the brokerage industry as volumes continue to expand.


REAL ESTATE FUND

1 Year            1.39%
5 Year            8.01%
10 Year           7.63%
Inception Date    7/2/87
Suggested
Portfolio Allocation: 3-5%

         Goodman and Company took over management of the Real Estate Fund effective May 1st. The firm uses a team approach to manage and develop assets. The management team has access to proprietary research and is skilled in identifying market opportunities. The team is led by Ned Goodman, a Chartered Financial Analyst (CFA), with more than thirty years of investment experience. The North American real estate industry has recovered from the uncertainty created by the proposed regulatory changes for the REIT industry introduced in the Clinton Administration's budget for fiscal year 1999. Rents are higher, vacancy rates are lower, and cash flows are growing. It appears that the long real estate cycle has reached its mid point. We expect to see strong managements get stronger, while weaker companies will be acquired. Security selection is more important than ever now. We remain invested in companies where we perceive that management will be able to raise financing to take the company to the next level.


TAX FREE FUND

1 Year            7.59%
5 Year            5.77%
10 Year           7.26%
Inception Date    11/1/84
Suggested
Portfolio Allocation: 10-25%


NEAR-TERM TAX FREE FUND

1 Year            6.14%
5 Year            4.53%
Inception         5.97%
Inception Date    12/4/90
Suggested
Portfolio Allocation: 10-25%

         Asia continues to have an impact on U.S. markets. The trade deficit has reached historic levels as the strength of the U.S. dollar has made American goods more expensive overseas. As a result, our economy will begin to slow down. The Federal Reserve has not raised interest rates, nor does it appear likely to do so before year end. Some economists are calling for the long bond to drop to 5% in yield by year end. Those investors who seek greater stability over higher potential yields may want to invest in the Near-Term Tax Free Fund. The Tax Free Fund offers generally higher yields but has less stability. We are in a period of lower growth, low inflation and a rising stock market. Asia's

--------------------------------------------------------------------------------

Invest Today with the Roth IRA!

FREE      The Roth IRA has become the  investor's  retirement  vehicle of choice for 1998. The Roth differs from a traditional IRA in several fundamental ways, making it a more attractive choice for most investors.

If you earned less than $110,000 adjusted gross income ($160,000 for couples filing jointly) for 1998, you are eligible to open a Roth IRA. You must have earned income equal or greater than the annual contributions you make.

The major advantage of the Roth IRA is that all qualified withdrawals are tax-free! With daily compounding, that can add up to huge savings over time.

The Roth IRA is a more flexible savings vehicle than a traditional IRA. We make Roth IRA conversions easy. Call an Investor Representative at 1- 800-873-8637 to find out more about how the Roth IRA can help you earn more and save on taxes.

If you transfer $10,000 into an IRA account with us, you will receive a Free Lifetime IRA.

Those Investors who maximize their yearly IRA contributions will have the annual custodial fee waived on their account.

Note: Combined contributions to a Traditional IRA and Roth IRA may not exceed a total of $2000 per tax year, whether those contributions are deductible or not.

For more complete information, including charges and expenses, call 1-800-US -FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.


--7--

                               SHAREHOLDER REPORT


Global I.Q.
Quiz Answers

1    Approximately $1.8 billion.
2 Almost all short-term U.S. interest rates are priced off of federal funds. Essentially, the funds' rate is the banks' marginal borrowing rate.
3 "Yen" means "round" and originated when Japanese money changed from being square to round.
4 The term is borrowed from poker, where blue chips are the most valuable, and refers to stocks of the largest, most consistently profitable corpor-ations. The list is not official, and it changes periodically.
5 Some big investors speed up the process of buying and selling stock by using program trading techniques that involve placing large orders by computer. The programs are sometimes triggered automatically, when prices hit predetermined levels.
6    About 12 miles.
7 The earliest bills can be traced back to China. In 1273 Kubla Khan issued paper notes made of mulberry bark bearing his seal and his treasurers' signatures.

--------------------------------------------------------------------------------

problems may even lower inflation rates, resulting in greater capital apprecia-tion for bonds as their prices rise.


INCOME FUND

1 Year            23.84%
5 Year            11.43%
10 Year           12.35%
Inception Date    11/1/83
Suggested
Portfolio Allocation: 5-10%

         The Fund used recent market highs to pare down those stocks in the portfolio with high price to earnings ratios, in favor of stocks with low price to earnings ratios and low price to book ratios. The Fund has been adding small-, mid- and large-cap value stocks to the portfolio and increasing holdings in the financial services sector. In addition the Fund has invested in preferred and convertible securities to take advantage of both stock and bond like components.


ALL AMERICAN EQUITY FUND
1 Year            27.27%
5 Year            19.66%
10 Year           12.95%
Inception Date    3/4/81
Suggested
Portfolio Allocation: 20-50%

         The market has remained strong for American blue chips as investors depart foreign and emerging markets for the comparative safety of American large-caps. The decline in the long-term interest rate in January has made equity markets more attractive to investors. Technology stocks and insurance stocks performed well for the quarter. Pharmaceuticals continued to profit from new products and a benign regulatory environment. Mergers in the financial and telecommunications industries have had a positive impact on both sectors. In seeking additional holdings, the Fund looks for value in the mid-cap sectors. Overall the U.S. economy remains healthy, although earnings and growth will slow due to reduced demand in Asia. Nonetheless, the market has not reacted in a significant way to reduced earnings projections.


CHINA REGION
OPPORTUNITY FUND

1 Year            -52.05%
Inception         -17.26%
Inception Date    2/10/94
Suggested
Portfolio Allocation: 3%-10%

         The stability of neighboring economies is key to the Chinese and Hong Kong markets. Japan's slowdown has affected the entire region. Riots turned into bloodshed in Indonesia and the Japanese yen continued to drop against the U.S. dollar. The weakness of the Japanese yen raises the concern that the Chinese currency might be devalued to compensate for competitive pressures in exports. Both Hong Kong and Chinese stocks were sold off drastically. More evidence of a significant slowdown is emerging a the economic crisis in Asia takes its toll on Hong Kong and China. Hong Kong's GDP suffered its first first-quarter decline in 15 years in 1998 and was headed for further declines in the second quarter. China's export growth has slowed to single digits. We, however, disagree with the pessimism that has permeated the market. The possibility that China will devalue its currency is low. China does not compete directly with Japan in the export market, so there is no reason for China to devalue its currency. The current sell-off has created a lot of misconceptions and bargains. The current sell-off is overdone and many stocks will not stay at this low level for long. We think it may be a good time to invest for long-term investors, though in the short term, there are still many uncertainties.


ADRIAN DAY GLOBAL OPPORTUNITY FUND

1 Year            -23.86%
Inception         -20.18%
Inception Date    2/20/97
Suggested
Portfolio Allocation: 3-5%

         The world woke up during the quarter to the real danger of the weakness in the Japanese economy and the potential for a pro-


--8--

                               SHAREHOLDER REPORT


longed downturn in Asia which could negatively affect U.S. and European corp-orate profits. Thus, most foreign sectors, resources, value and small-cap stocks all fell sharply. Only U.S.large-cap stocks remained virtually unscathed. The U.S. stock market appears to want to go higher in the short-term although it is vulnerable to slowing earnings growth. The biggest threat to world markets comes from Japan. The recently announced bank rescue package is far too cautious and offers little prospect of a near-term turnaround for Japanese banks. Most im-portantly, this package does nothing to ensure full public disclosure of bad loans and weak banks, so the problem could continue for a long time. None-theless, there are still solid values to be found in many markets and sectors, including Asia, Europe and South America. The Fund has been accumulating assets at greatly reduced prices.


REGENT EASTERN EUROPEAN FUND

1 Year            -12.23%
Inception         -1.43%
Inception Date    3/31/97
Suggested
Portfolio Allocation: 3-5%

         The current situation in Russia has been caused by the general drawback from emerging markets by international investors. Nuclear tests in India and Pakistan, economic difficulties in Brazil, the weakness of the rand in South Africa and a large interest rate rise in Russia have contributed to significant declines in emerging markets, including Russian equities. Within Russia, falling oil prices and insufficient tax revenue collection have been areas of genuine concern. Despite these problems, Russia has made great strides toward putting its economic house in order. The stability of the ruble is the cornerstone of the Central Bank of Russia's macro-economic policy. The ruble has been under speculative attack by international investors, causing the Central Bank to raise interest rates significantly to defend the ruble. If the ruble is successfully defended, which we believe it will be, current 1-year bonds create a great opportunity both in the debt market and for a recovery of the equity market The major economies of Poland, Hungary and the Czech Republic continue to grow strongly, though negative sentiment from investors has kept equity prices low. We do not expect a devaluation of the ruble, and the Fund is currently positioned to benefit from an expected fall in interest rates.


MEGATRENDS FUND

1 Year            11.22%
5 Year            11.87%
Inception         10.69%
Inception Date    10/21/91
Suggested
Portfolio Allocation: 5-25%

         The Fund is a balanced strategy fund, managed by Dr. Stephen Leeb, editor of Personal Finance and The Big Picture. Nominal long-term interest rates are near their lowest levels in decades, and are expected to go lower. Low consumer prices have fueled a burst of domestic spending, furthering the expansion of the U.S. economy. Historically, economic growth creates inflation as labor and commodity prices rise in conjunction with increased growth and consumption. Yet despite the lowest unemployment figures in nearly three decades, any wage inflation was offset by higher productivity, lower commodity costs due to lack of demand in Asia, and lower prices on imported goods due to the strong U.S. dollar. The continuing Asian economic crisis has begun to impact American corporate earnings, yet despite flat or lower earnings, market averages made new highs in May. The gains were largely concentrated in blue chips stocks as investors looked to the relative safety of America's large-caps. The U.S. economy continued its trend of moderate growth and low inflation, though projections indicate slowed growth going forward. Presently, the Fund's largest holding is Berkshire-Hathaway.

          For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares. The prospectus details the special risks, including political, currency, and economic risks of investing in foreign markets.

         The Advisor for the Tax Free Fund, Near-Term Tax Free Fund, and the All American Equity Fund guaranteed total fund operating expenses (as a percentage of net assets) will not exceed .70%, .70%, and 1.0%, respectively, until 6/30/99. The Advisor for the aforementioned Funds subsidized certain Fund expenses, enhancing the yield (or total return) by approximately .78%, 1.23%, and .82%, respectively.

--------------------------------------------------------------------------------

QUOTRON SYMBOLS

Check the performance of your Funds:

All American Equity Fund
         GBTFX
Bonnel Growth Fund
         ACBGX
China Region Opportunity Fund
         USCOX
Gold Shares Fund
         USERX
Global Resources Fund
         PSPFX
Income Fund
         USINX
MegaTrends Fund
         MEGAX
Real Estate Fund
         UNREX
Regent Eastern European Fund
         EUROX
Tax Free Fund
         USUTX
U.S. Treasury Securities Cash Fund
         USTXX
U.S. Government Securities Savings Fund
         USGXX
World Gold Fund
         UNWPX

A NOTE ON EMERGING MARKET RISK:

Investing in emerging markets involves a higher level of risk than investments in more established markets. While currency risk is present in any international investment, investments in emerging countries involve risks not typically associated with more established securities markets. These risks are discussed thoroughly in the prospectus, which we urge you to read carefully.

     In return for risk, however, is a higher potential for growth. Emerging market funds are designed for investors who seek a long-term investment and who are prepared to ride out periods of volatility. We advise you to use our ABC Investment Plan(R) to dollar-cost average your investment over time. Of course, no investment plan can guarantee a profit. If you sell at the bottom, no system will give you gain. However, a program of dollar-cost averaging can help reduce your average share price in a volatile market. The ABC Investment Plan (R) eliminates the need for you to second-guess the market, and can take the emotional swings out of investing.


--9--

                               SHAREHOLDER REPORT

THANK YOU

Thank you to all of our shareholders for helping us make the conversion to UMB. We have had an overwhelming response from shareholders eager to convert their checks, direct deposit and automatic recurring payment plans through the new bank. Your cooperation with the conversion has given us a great start with UMB. We appreciate your patience and support.

PORTFOLIO DIRECT:

What does Art Bonnel think about the future of the Dow Jones? How does Bin Shi assess what is happening in Asia? What is going on in the Russian market? What does the Global Gold Team think are the biggest factors affecting the gold market right now? The answers to these questions and more are discussed on our Portfolio Direct. You can listen to recordings directly from the Portfolio Managers of our funds to learn what they think about market movements. Just call our automated system at 1-800-US-FUNDS (1-800-873-8637) and choose option number "6".

Call to find out how the new statements will help your recordkeeping.

--------------------------------------------------------------------------------


TRANSITIONS
   AND IMPROVEMENTS

NEWS & NOTES FROM SHAREHOLDER SERVICES

         Below is a description of each of the three types of statements we send to shareholders.

[Graphics:  Picture of Shareholder Statements]

MONTHLY: Every shareholder in one of our money markets or municipal bond funds will receive a cumulative monthly statement of their account. These statements are generally mailed the first week of each month and will include all trans-actions for the previous month as well as a month ending balance. This option is not available for our equity fund shareholders.

QUARTERLY: Every shareholder in one of our equity funds will receive a statement for each quarter. The statement will include all transactions that occurred during the previous quarter, including an ending balance. If there were no transactions on your account, you will only receive a summary sheet. You will not receive an actual statement. This option is not available for our money markets or municipal bond funds.

CONFIRMATION: Every shareholder will receive a one-page confirmation statement any time a transaction other than a check writing redemption occurs. That means if you mail in a deposit or redeem shares from your account, a statement is automatically generated. As this statement is generated only to confirm a trans-action, it will not show your account balance. However, due to your requests for cumulative statements, these statements will also show the previous 20 transactions.

CHECKS: The July 1st deadline has passed. Please be sure that you have destroyed all of your Bankers Trust checks and are using only the new UMB checks. If you have a problem with your check order, please call an Investor Representative at 1-800-US-FUNDS (1-800-873-8637).

EXCITING NEWS YOU CAN USE:
The Visa CheckCard is now available for our U.S. Treasury Securities Cash Fund shareholders. Whether you are around the corner or around the world, your Visa CheckCard gives you the purchasing power you need to get things done.

[Graphics:  Picture of a US Global Investors Visa Check Card]

COMING THIS FALL:
Access your account on the Internet. You will be able to reposition your port-folio and execute trades between registered accounts, and obtain balance and transaction information-all from your computer.


--10--

                               SHAREHOLDER REPORT


THE SIMPLE SOLUTION FOR SMALL BUSINESSES

         When setting up a retirement plan, many people overlook the two year old SIMPLE plan, because at first glance it may not seem so simple. But if you are considering establishing a SEP or a 401(k) for your business, you may want to take a closer look at the SIMPLE IRA before making your decision. The SIMPLE IRA is designed for small businesses (those with 100 or less employees) and allows for both employee and employer contributions through payroll deferral and employer matching. Employees can choose to defer up to 100% of their salary annually, not to exceed $6,000. The employer is then required to match dollar for dollar up to 3% of the employee's annual salary ( which may drop to 1% for 2 out of 5 years) or the employer can choose to contribute a flat 2% for all eligible employees. Therefore, the highest possible annual contribution to a SIMPLE IRA is $12,000. While this may not seem as high as the SEP's limit of $24,000 (or 15%) or the 401(k)'s limit of $10,000 plus matching, there may b more flexibility in SIMPLE contributions. For one, with a SEP, all contributions are made by the employer who is required to match the same percentage for every employee. This can get expensive the more employees a business has. With a SIMPLE, the employer has the option of only matching those employees who made a deferral in the first place, and it is capped at 3% of that employee's annual salary. Secondly, with a 401(k), a highly compensated employee my be limited by the amount he or she can contribute if there is a low participation by the non-highly compensated employees. In addition, 401(k)s can be expensive to setup and maintain. A SIMPLE IRA requires more initial paperwork than a SEP, but there is usually no setup fee and the annual account maintenance fee is low. In short, depending on your situation the SIMPLE IRA may allow for a higher contribution amount, less expense for the employer with lower setup and maintenance costs.

REWARD/RISK SPECTRUM

HIGHER RISK/REWARD
                    China Region Opportunity Fund
                    Gold Shares Fund
                    World Gold Fund
                    Regent Eastern Opportunity Fund
                    Global Resources Fund

MODERATE
                    Bonnel Growth Fund
                    Real Estate Fund
                    Adrian Day Opportunity Fund

LOWER RISK/REWARD
                    MegaTrends Fund
                    All American Equity Fund
                    Income Fund
                    Tax Free Fund
                    Near-Term Tax Free Fund
                    U.S. Government Securities Savings Fund
                    U.S. Treasury Securities Cash Fund

                                             Source: USGI risk/return analysis

--------------------------------------------------------------------------------

GOLD CONFERENCES

MEET U.S. GLOBAL INVESTORS REPRESENTATIVES.

Mark your Calendar to Attend the Gold Show November 29th and 30th, in San Francisco.

[Graphics:  Picture of Fishermans Wharf of San Francisco sign]

Or Attend the Mining  Conference  on September 9th and 10th in Las Vegas

[Graphics:  Picture of a neon sign with 4 aces]

Reserve your complementary tickets today. Call 1-800-US-FUNDS.

Nevada accounts for approximately 80% of all U.S. gold production.


--11--

                               SHAREHOLDER REPORT

[Graphics:  Picture of Art Bonnel]

Art Bonnel is the portfolio manager of the  Bonnel Growth Fund.   He manages the
Fund from Reno, Nevada,  where he lives  with his wife  (and  research  analyst)
Wanda.

[Graphic:  Bar chart depicting information as seen below]

Bonnel Growth Fund vs. Russell 2000
1994 - 1998
Bonnel Growth Fund  $23,894
Russell 2000 TR     $18,664
Total Return on a $10,000 Investment.
(assumes reinvestment of dividends)

The Bonnel Growth Fund Returns (as of 6/30/98):
1 year:           22.20%
3 year:           23.52%
Since Inception
(10/17/94):       26.58%

The Russell 2000 index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 index, representing approximately 11% of the Russell 3000 total market capitalization. For more complete information, in-cluding charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past per-formance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

EXPERT INSIGHT

         The stock market exhibits regular patterns which investors too easily forget. One is the Presidential Election Cycle. The year after election year is not generally a great year for stocks, but the year just before and the year of the election tend to be very positive. In fact, looking back to 1952, the strongest year of the cycle has been the third or pre-election year. That, of course, will be 1999.

         Are economic forces taking shape to bring this to reality next year? Just look at what is happening in Asia. Japan recently announced that it had two quarters of declining economic growth, which by definition is a recession. But after every recession there is a recovery, and that is what investors will be focusing on. As the recession develops in Japan, the government there will have to take necessary steps to correct the economy. This is positive for both their market and our market. Remember, markets foresee turns six months to a year in advance. So, as the Japanese government begins to move, investors' confidence will build around the world.

         When should all this take place? Well, October is a great month to pick up bargains. The market tends to be very strong from November to mid-April as investors pour money into it via various pension plans. For example, the NASDAQ composite peaked on April 22nd of this year, just one week after IRA season ended. The mail system must have been a little slow with all the checks being mailed into mutual funds. By mid-June the NASDAQ had a 10% correction. Once all the noise about Japan, recessions and weak earnings forecasts is over, this market should do very well.

         To take advantage of this continuing bull market, investors should consider focusing on mid-cap stocks. This area of the market looks very attractive. In the Bonnel Growth Fund, we focus on four items to help in selecting quality stocks for the portfolio. The first and foremost issue is earnings growth. A company's most recent earnings should increase when compared to earnings from the same quarter the year before. As earnings grow, dividends can be increased and more capital can be put into research and development.

         The next criterion which should be used when assessing a company's stock is the current ratio, which is an indicator of a company's internal strength and gives insight into management's strength or weakness. The current ratio compares current assets to current liabilities. Does the company have enough cash on hand to pay all expenses on a monthly basis? Management should not be running to their bank to pay telephone bills and salaries. Management should focus on running the business.

          A third criterion used in stock selection involves the examination of long-term debt. The less debt, the better. Many companies have no long-term debt. All other factors being equal, it is generally better to buy a company which is debt free as opposed to one which could have big problems if there is a slowdown in orders. Less long-term debt gives a company much more flex-ibility, allowing management to focus on running the business, making the products and getting them out to market.

         Last, but not least, we keep a close eye on equity ownership by management. When employees are also shareholders in their company, they work harder and smarter to enhance shareholder returns. It's human nature. Some of the most successful companies in America are ones where employees have a major stake in the company they work for. Equity ownership by employees and management, however, should not exceed forty percent. Management should be motivated, but not to the point where they own controlling interest in the company.


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